UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2021

Bentley Systems, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-39548	95-3936623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

685 Stockton Drive

Exton, PA 19341

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 458-5000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.01 per share	BSY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On January 20, 2021, Bentley Systems, Incorporated (the “Company”) issued a press release announcing that the Company plans to commence, subject to market conditions and other factors, a private offering (the “Notes Offering”) of $500 million aggregate principal amount of convertible senior notes due 2026 (the “Notes”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). A copy of the press release is being filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

Substantially concurrently with the consummation of the Notes Offering, the Company expects to enter into a second amendment (the “Second Amendment”) to the Amended and Restated Credit Agreement, dated as of December 19, 2017, by and among Bentley Systems, PNC Bank National Association, as administrative agent, and the lenders party thereto. The Company expects the Second Amendment to provide for, among other things, (i) technical amendments to permit the issuance and sale of the Notes and the related capped call transactions, (ii) an increase in the aggregate revolving commitments to $850 million and (iii) an extension of the maturity date to November 15, 2025.

The information included in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include all statements that are not historical facts. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include statements relating to, among other things, risks and uncertainties related to market conditions, risks that the Notes Offering and the Second Amendment will not be consummated on the terms or in the amounts contemplated or otherwise, and the satisfaction of customary closing conditions related to the Notes Offering and the Proposed Amendment. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the “Risk Factors” section of the Company’s Prospectus dated November 12, 2020, filed pursuant to Rule 424(b)(4) of the Securities Act on November 16, 2020. Except as required by law, the Company has no obligation to update any of these forward-looking statements to conform these statements to actual results or revised expectations.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Bentley Systems, Incorporated Press Release dated January 20, 2021
104	Cover Page Interactive Data File (formatted as inline XBRL )

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Bentley Systems, Incorporated
Date: January 20, 2021
	By:	/s/ David R. Shaman
	Name:	David R. Shaman
	Title:	Chief Legal Officer and Corporate Secretary